Exhibit 99.1

NEWS RELEASE

Investor Contact:

Tim Sedabres, Vice President, Finance

920-491-7059

Media Contact:

Autumn Latimore, Senior Vice President, Public Relations Director

414-278-1860

Associated Reports Second Quarter Earnings of $0.24 per share

Net income to common shareholders of $42 million

GREEN BAY, Wis. — July 19, 2012 –– Associated Banc-Corp (NASDAQ: ASBC) today reported net income to common shareholders of $42 million, or $0.24 per common share, for the quarter ended June 30, 2012. This compares to net income to common shareholders of $26 million, or $0.15 per common share, for the comparable quarter ended June 30, 2011.

For the first six months of 2012, Associated reported net income to common shareholders of $83 million, or $0.48 per common share. This compares to net income to common shareholders of $41 million, or $0.24 per common share, for the comparable year ago period.

“We are pleased to report another quarter of improving results and business prospects,” said President and CEO Philip B. Flynn. “We remain focused on strengthening our franchise and deploying our capital in a disciplined manner, consistent with our commitment to building long-term shareholder value at Associated.”

HIGHLIGHTS

•	Net income to common shareholders of $42 million

•	Quarterly net income to common increased $16 million, or 64%, year-over-year

•	Quarterly net income to common is at the highest level since early 2008

•	Loan balances increased by a net $445 million, or 3%, during the second quarter to $14.7 billion, and have increased by $1.6 billion, or 12%, from a year ago

•	Commercial and business lending balances are 23% higher than a year ago

•	All of the net loan growth during the quarter came from commercial portfolios as $121 million of retail and residential mortgage loans were sold from the portfolio during the quarter

•	Credit metrics continued to improve with levels of nonaccrual loans, potential problem loans, and delinquent loans all declining during the quarter

•	Completed the previously announced consolidation of 20 branches and closed on the sale of three additional branches in rural western Illinois during the quarter

•	Repurchased $30 million of common stock and redeemed $25 million of outstanding 7.625% Trust Preferred securities during the quarter

•	Return on Tier 1 common equity for the quarter of 9.26%, compared to 6.07% a year ago

•	Capital ratios remain very strong with a Tier 1 common equity ratio of 12.04%

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SECOND QUARTER 2012 FINANCIAL RESULTS

Loans

At June 30, 2012, the Company’s loan portfolio was $14.7 billion, up $445 million, or 3%, from $14.3 billion at March 31, 2012, and up $1.6 billion, or 12%, from $13.1 billion a year ago. Commercial and business lending balances increased by $401 million, or 8%, from the prior quarter and accounted for the majority of the quarter’s net loan growth. Commercial real estate lending balances grew by a net $193 million or 6% on a linked-quarter basis. The residential mortgage portfolio experienced net shrinkage of $50 million during the quarter as the Company sold $109 million of residential mortgage loans from portfolio. The retail portfolio declined by a net $99 million during the quarter as consumers continued to refinance equity loans into new first mortgages.

Deposits

Average deposits of $15.1 billion were up slightly from the first quarter, and have increased by $1 billion, or 7%, from a year ago. Total deposits of $15.1 billion at the end of the second quarter were down from first quarter levels, but essentially flat compared to prior year-end and up year-over-year. Period end core checking and savings account balances are up more than 18% from a year ago. Deposit trends were negatively impacted during the quarter by the continued reduction of collateralized public funds deposits, reduced retail and brokered CD balances, and the sale of 3 retail branches with $114 million of related deposits.

Net Interest Income and Net Interest Margin

Second quarter net interest income of $154 million was flat compared to both the prior quarter and the year-ago quarter. This stability in net interest income is reflective of the relatively consistent level of interest-earning assets over the past year. The net interest margin for the quarter was 3.30%. While yields on earning assets decreased by 5 basis points from the prior quarter, the cost of deposits and interest-bearing liabilities also declined, contributing to a net decrease in overall net interest margin of just 1 basis point compared to the prior quarter.

Noninterest Income and Expense

Noninterest income for the quarter was $76 million, down $2 million, or 3%, from the first quarter. The Company recorded a $6 million write-down on software placed into production during the quarter. Income from fee-based businesses was flat, as insurance, card-based fees, trust service fees and brokerage revenue, posted modest increases in income, offset by lower service charges on deposit accounts and capital markets income compared to the prior quarter. The Company also completed the sale of 3 retail branches in rural western Illinois that resulted in a net $6 million gain during the quarter. Other notable factors impacting noninterest income compared to the prior quarter include a $3 million impairment charge on certain limited partnership investments, a $1 million decrease in bank owned life insurance income and reduced net mortgage banking income of $1 million.

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Total noninterest expense for the quarter ended June 30, 2012 was $166 million, down $4 million, or 2%, from the first quarter. Personnel and occupancy expenses decreased by $2 million from the prior quarter while data processing expense increased by $2 million from the first quarter due to increased software and systems costs during the quarter. Other expenses were lower as the Company settled with and received $4 million from its insurance carrier during the quarter as reimbursement for costs previously incurred related to the proposed settlement of an ongoing legal matter.

Credit Metrics

The Company reported another quarter of improving credit metrics with nonaccrual loans down 3%, to $318 million compared to the first quarter, and down 32%, from $468 million a year ago. Potential problem loans declined 15% from the prior quarter to $410 million, and declined 41%, from $699 million a year ago.

Net charge offs were $24 million for the second quarter, an increase of $2 million from the first quarter, but were 47% lower than a year ago. The Company’s allowance for loan losses was $333 million, representing an allowance equal to 2.26% of loans, and which represented a coverage ratio of over 104% of nonaccrual loans at June 30, 2012.

Capital Ratios

The Company’s capital position remains very strong, with a Tier 1 common equity ratio of 12.04% at June 30, 2012. The Company’s capital ratios continue to be well in excess of “well-capitalized” regulatory benchmarks.

SECOND QUARTER 2012 EARNINGS RELEASE CONFERENCE CALL

The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, July 19, 2012. Interested parties can listen to the call live on the Internet through the investor relations section of the company’s website, http://investor.associatedbank.com/ or by dialing 877-317-6789. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 412-317-6789. Participants should ask the operator for the Associated Banc-Corp second quarter 2012 earnings call.

An audio archive of the webcast will be available on the company’s website. A telephone replay will be available two hours after the completion of the call through 8:00 a.m. CT on August 20, 2012, by dialing 877-344-7529 and entering the conference ID number 10015418. The replay number for international callers is 412-317-0088.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NASDAQ: ASBC) has total assets of $22 billion and is one of the top 50, publically-traded, U.S. bank holding companies. Headquartered in Green Bay, Wis., Associated is a leading Midwest banking franchise, offering a full range of financial products and services through more than 250 banking locations serving more than 150 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

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FORWARD LOOKING STATEMENTS

Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

# # #

Consolidated Balance Sheets (Unaudited)

Associated Banc-Corp

(in thousands)	June 30, 2012	March 31, 2012	Seql Qtr $ Change	December 31, 2011	September 30, 2011	June 30, 2011	Comp Qtr $ Change
Assets
Cash and due from banks	$414,760	$360,728	$54,032	$454,958	$410,644	$314,682	$100,078
Interest-bearing deposits in other financial institutions	180,050	344,148	(164,098)	154,562	250,648	777,675	(597,625)
Federal funds sold and securities purchased under agreements to resell	3,800	7,100	(3,300)	7,075	4,180	2,400	1,400
Securities available for sale, at fair value	4,521,436	4,669,100	(147,664)	4,937,483	5,453,816	5,742,034	(1,220,598)
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	176,041	177,808	(1,767)	191,188	191,128	191,075	(15,034)
Loans held for sale	157,481	196,570	(39,089)	249,195	201,142	84,323	73,158
Loans	14,698,902	14,253,725	445,177	14,031,071	13,503,507	13,089,589	1,609,313
Allowance for loan losses	(332,658)	(356,298)	23,640	(378,151)	(399,723)	(425,961)	93,303

Loans, net	14,366,244	13,897,427	468,817	13,652,920	13,103,784	12,663,628	1,702,616
Premises and equipment, net	225,245	225,164	81	223,736	208,301	192,506	32,739
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	64,812	68,374	(3,562)	67,574	67,970	74,872	(10,060)
Trading assets	73,484	69,081	4,403	73,253	76,694	56,991	16,493
Other assets	968,579	969,002	(423)	983,105	1,005,174	1,019,121	(50,542)

Total assets	$22,081,100	$21,913,670	$167,430	$21,924,217	$21,902,649	$22,048,475	$32,625

Liabilities and Stockholders’ Equity
Noninterest-bearing deposits	$3,874,429	$3,989,156	$(114,727)	$3,928,792	$3,711,570	$3,218,722	$655,707
Interest-bearing deposits	11,232,442	11,664,220	(431,778)	11,161,863	11,070,840	10,847,328	385,114

Total deposits	15,106,871	15,653,376	(546,505)	15,090,655	14,782,410	14,066,050	1,040,821
Federal funds purchased and securities sold under agreements to repurchase	1,253,270	1,236,219	17,051	1,514,485	2,213,364	2,141,583	(888,313)
Other short-term borrowed funds	1,400,000	700,000	700,000	1,000,000	318,412	1,114,087	285,913
Junior subordinated debentures, net	189,849	215,573	(25,724)	215,628	215,683	215,738	(25,889)
Other long-term borrowed funds	960,880	961,163	(283)	961,443	1,261,725	1,268,436	(307,556)
Trading liabilities	80,107	75,130	4,977	80,046	84,376	64,936	15,171
Accrued expenses and other liabilities	180,502	171,336	9,166	196,166	176,060	178,497	2,005

Total liabilities	19,171,479	19,012,797	158,682	19,058,423	19,052,030	19,049,327	122,152
Stockholders’ Equity
Preferred equity	63,272	63,272	—	63,272	63,272	258,051	(194,779)
Common stock	1,750	1,750	—	1,746	1,746	1,745	5
Surplus	1,594,995	1,590,336	4,659	1,586,401	1,585,208	1,581,594	13,401
Retained earnings	1,213,735	1,181,247	32,488	1,148,773	1,111,080	1,079,076	134,659
Accumulated other comprehensive income	66,579	65,278	1,301	65,602	89,313	79,345	(12,766)
Treasury stock	(30,710)	(1,010)	(29,700)	—	—	(663)	(30,047)

Total stockholders’ equity	2,909,621	2,900,873	8,748	2,865,794	2,850,619	2,999,148	(89,527)

Total liabilities and stockholders’ equity	$22,081,100	$21,913,670	$167,430	$21,924,217	$21,902,649	$22,048,475	$32,625

Consolidated Statements of Income (Unaudited)

Associated Banc-Corp

	For The Three Months Ended June 30,		Quarter		For The Six Months Ended, June 30,		Year-to-Date
(in thousands, except per share amounts)	2012	2011	$ Change	% Change	2012	2011	$ Change	% Change
Interest Income
Interest and fees on loans	$147,188	$144,358	$2,830	2.0%	$296,211	$287,129	$9,082	3.2%
Interest and dividends on investment securities:
Taxable	23,000	35,351	(12,351)	(34.9)%	46,029	70,003	(23,974)	(34.2)%
Tax-exempt	7,135	7,504	(369)	(4.9)%	14,409	15,217	(808)	(5.3)%
Other interest	1,262	1,438	(176)	(12.2)%	2,509	2,896	(387)	(13.4)%

Total interest income	178,585	188,651	(10,066)	(5.3)%	359,158	375,245	(16,087)	(4.3)%
Interest Expense
Interest on deposits	10,553	16,901	(6,348)	(37.6)%	22,589	35,150	(12,561)	(35.7)%
Interest on Federal funds purchased and securities sold under agreements to repurchase	612	1,600	(988)	(61.8)%	1,379	3,109	(1,730)	(55.6)%
Interest on other short-term borrowed funds	1,197	2,036	(839)	(41.2)%	2,253	4,107	(1,854)	(45.1)%
Interest on junior subordinated debentures	3,627	3,700	(73)	(2.0)%	7,345	7,399	(54)	(0.7)%
Interest on other long-term borrowed funds	8,329	10,291	(1,962)	(19.1)%	16,657	17,634	(977)	(5.5)%

Total interest expense	24,318	34,528	(10,210)	(29.6)%	50,223	67,399	(17,176)	(25.5)%

Net Interest Income	154,267	154,123	144	0.1%	308,935	307,846	1,089	0.4%
Provision for loan losses	—	16,000	(16,000)	(100.0)%	—	47,000	(47,000)	(100.0)%

Net interest income after provision for loan losses	154,267	138,123	16,144	11.7%	308,935	260,846	48,089	18.4%
Noninterest Income
Trust service fees	10,125	10,012	113	1.1%	19,912	19,843	69	0.3%
Service charges on deposit accounts	16,768	19,112	(2,344)	(12.3)%	34,810	38,176	(3,366)	(8.8)%
Card-based and other nondeposit fees	12,084	15,747	(3,663)	(23.3)%	22,963	31,345	(8,382)	(26.7)%
Insurance commissions	12,912	11,552	1,360	11.8%	24,502	23,318	1,184	5.1%
Brokerage and annuity commissions	4,206	4,923	(717)	(14.6)%	8,333	9,538	(1,205)	(12.6)%

Total core fee-based revenue	56,095	61,346	(5,251)	(8.6)%	110,520	122,220	(11,700)	(9.6)%
Mortgage banking, net	16,735	(3,320)	20,055	N/M	34,389	(1,475)	35,864	N/M
Capital market fees, net	2,673	(890)	3,563	N/M	6,389	1,488	4,901	N/M
Bank owned life insurance income	3,164	3,500	(336)	(9.6)%	7,456	7,086	370	5.2%
Asset gains (losses), net	(4,984)	(3,378)	(1,606)	47.5%	(8,578)	(6,541)	(2,037)	31.1%
Investment securities gains (losses), net	563	(36)	599	N/M	603	(58)	661	N/M
Other	1,705	4,364	(2,659)	(60.9)%	3,618	9,871	(6,253)	(63.3)%

Total noninterest income	75,951	61,586	14,365	23.3%	154,397	132,591	21,806	16.4%
Noninterest Expense
Personnel expense	93,819	89,526	4,293	4.8%	188,100	178,754	9,346	5.2%
Occupancy	14,008	12,663	1,345	10.6%	29,187	27,938	1,249	4.5%
Equipment	5,719	4,969	750	15.1%	11,187	9,736	1,451	14.9%
Data processing	11,304	7,974	3,330	41.8%	20,820	15,508	5,312	34.3%
Business development and advertising	5,468	5,652	(184)	(3.3)%	10,849	10,595	254	2.4%
Other intangible amortization	1,049	1,178	(129)	(11.0)%	2,098	2,356	(258)	(11.0)%
Loan expense	2,948	2,983	(35)	(1.2)%	5,858	5,939	(81)	(1.4)%
Legal and professional fees	5,657	4,783	874	18.3%	15,372	9,265	6,107	65.9%
Losses other than loans	2,060	(1,925)	3,985	N/M	5,610	4,372	1,238	28.3%
Foreclosure/OREO expense	4,343	6,358	(2,015)	(31.7)%	7,705	11,242	(3,537)	(31.5)%
FDIC expense	4,778	7,198	(2,420)	(33.6)%	9,648	15,442	(5,794)	(37.5)%
Other	14,877	14,358	519	3.6%	29,358	27,569	1,789	6.5%

Total noninterest expense	166,030	155,717	10,313	6.6%	335,792	318,716	17,076	5.4%

Income before income taxes	64,188	43,992	20,196	45.9%	127,540	74,721	52,819	70.7%
Income tax expense	20,871	9,610	11,261	117.2%	41,590	17,486	24,104	137.8%

Net income	43,317	34,382	8,935	26.0%	85,950	57,235	$28,715	50.2%
Preferred stock dividends and discount	1,300	8,812	(7,512)	(85.2)%	2,600	16,225	(13,625)	(84.0)%

Net income available to common equity	$42,017	$25,570	$16,447	64.3%	$83,350	$41,010	$42,340	103.2%

Earnings Per Common Share:
Basic	$0.24	$0.15	$0.09	60.0%	$0.48	$0.24	$0.24	100.0%
Diluted	$0.24	$0.15	$0.09	60.0%	$0.48	$0.24	$0.24	100.0%
Average Common Shares Outstanding:
Basic	172,839	173,323	(484)	(0.3)%	173,343	173,268	75	0.0%
Diluted	172,841	173,327	(486)	(0.3)%	173,345	173,272	73	0.0%

N/M = Not meaningful.

Consolidated Statements of Income (Unaudited) - Quarterly Trend

Associated Banc-Corp

(in thousands, except per share amounts)	Sequential Qtr							Comparable Qtr
	2Q12	1Q12	$ Change	% Change	4Q11	3Q11	2Q11	$ Change	% Change
Interest Income
Interest and fees on loans	$147,188	$149,023	$(1,835)	(1.2)%	$149,832	$145,778	$144,358	$2,830	2.0%
Interest and dividends on investment securities:
Taxable	23,000	23,029	(29)	(0.1)%	22,855	30,513	35,351	(12,351)	(34.9)%
Tax-exempt	7,135	7,274	(139)	(1.9)%	7,344	7,376	7,504	(369)	(4.9)%
Other interest	1,262	1,247	15	1.2%	1,251	1,428	1,438	(176)	(12.2)%

Total interest income	178,585	180,573	(1,988)	(1.1)%	181,282	185,095	188,651	(10,066)	(5.3)%
Interest Expense
Interest on deposits	10,553	12,036	(1,483)	(12.3)%	14,954	15,644	16,901	(6,348)	(37.6)%
Interest on Federal funds purchased and securities sold under agreements to repurchase	612	767	(155)	(20.2)%	1,278	1,810	1,600	(988)	(61.8)%
Interest on other short-term borrowed funds	1,197	1,056	141	13.4%	879	1,229	2,036	(839)	(41.2)%
Interest on junior subordinated debentures	3,627	3,718	(91)	(2.4)%	3,629	3,785	3,700	(73)	(2.0)%
Interest on other long-term borrowed funds	8,329	8,328	1	0.0%	8,717	9,467	10,291	(1,962)	(19.1)%

Total interest expense	24,318	25,905	(1,587)	(6.1)%	29,457	31,935	34,528	(10,210)	(29.6)%

Net Interest Income	154,267	154,668	(401)	(0.3)%	151,825	153,160	154,123	144	0.1%
Provision for loan losses	—	—	—	N/M	1,000	4,000	16,000	(16,000)	(100.0)%

Net interest income after provision for loan losses	154,267	154,668	(401)	(0.3)%	150,825	149,160	138,123	16,144	11.7%
Noninterest Income
Trust service fees	10,125	9,787	338	3.5%	9,511	9,791	10,012	113	1.1%
Service charges on deposit accounts	16,768	18,042	(1,274)	(7.1)%	17,783	19,949	19,112	(2,344)	(12.3)%
Card-based and other nondeposit fees	12,084	10,879	1,205	11.1%	11,269	15,291	15,747	(3,663)	(23.3)%
Insurance commissions	12,912	11,590	1,322	11.4%	11,216	11,020	11,552	1,360	11.8%
Brokerage and annuity commissions	4,206	4,127	79	1.9%	3,665	4,027	4,923	(717)	(14.6)%

Total core fee-based revenue	56,095	54,425	1,670	3.1%	53,444	60,078	61,346	(5,251)	(8.6)%
Mortgage banking, net	16,735	17,654	(919)	(5.2)%	9,677	4,521	(3,320)	20,055	N/M
Capital market fees, net	2,673	3,716	(1,043)	(28.1)%	3,950	3,273	(890)	3,563	N/M
Bank owned life insurance income	3,164	4,292	(1,128)	(26.3)%	3,820	3,990	3,500	(336)	(9.6)%
Asset gains (losses), net	(4,984)	(3,594)	(1,390)	38.7%	(1,799)	(3,859)	(3,378)	(1,606)	47.5%
Investment securities gains (losses), net	563	40	523	N/M	(310)	(744)	(36)	599	N/M
Other	1,705	1,913	(208)	(10.9)%	2,750	1,737	4,364	(2,659)	(60.9)%

Total noninterest income	75,951	78,446	(2,495)	(3.2)%	71,532	68,996	61,586	14,365	23.3%
Noninterest Expense
Personnel expense	93,819	94,281	(462)	(0.5)%	90,306	91,084	89,526	4,293	4.8%
Occupancy	14,008	15,179	(1,171)	(7.7)%	13,796	14,205	12,663	1,345	10.6%
Equipment	5,719	5,468	251	4.6%	5,286	4,851	4,969	750	15.1%
Data processing	11,304	9,516	1,788	18.8%	9,080	7,887	7,974	3,330	41.8%
Business development and advertising	5,468	5,381	87	1.6%	6,904	5,539	5,652	(184)	(3.3)%
Other intangible amortization	1,049	1,049	—	0.0%	1,179	1,179	1,178	(129)	(11.0)%
Loan expense	2,948	2,910	38	1.3%	3,469	2,600	2,983	(35)	(1.2)%
Legal and professional fees	5,657	9,715	(4,058)	(41.8)%	4,651	4,289	4,783	874	18.3%
Losses other than loans	2,060	3,550	(1,490)	(42.0)%	11,890	1,659	(1,925)	3,985	N/M
Foreclosure/OREO expense	4,343	3,362	981	29.2%	5,169	4,982	6,358	(2,015)	(31.7)%
FDIC expense	4,778	4,870	(92)	(1.9)%	6,136	6,906	7,198	(2,420)	(33.6)%
Other	14,877	14,481	396	2.7%	14,461	14,299	14,358	519	3.6%

Total noninterest expense	166,030	169,762	(3,732)	(2.2)%	172,327	159,480	155,717	10,313	6.6%

Income before income taxes	64,188	63,352	836	1.3%	50,030	58,676	43,992	20,196	45.9%
Income tax expense	20,871	20,719	152	0.7%	8,905	17,337	9,610	11,261	117.2%

Net income	43,317	42,633	684	1.6%	41,125	41,339	34,382	8,935	26.0%
Preferred stock dividends and discount	1,300	1,300	—	0.0%	1,300	7,305	8,812	(7,512)	(85.2)%

Net income available to common equity	$42,017	$41,333	$684	1.7%	$39,825	$34,034	$25,570	$16,447	64.3%

Earnings Per Common Share:
Basic	$0.24	$0.24	$—	0.0%	$0.23	$0.20	$0.15	$0.09	60.0%
Diluted	$0.24	$0.24	$—	0.0%	$0.23	$0.20	$0.15	$0.09	60.0%

Average Common Shares Outstanding:
Basic	172,839	173,846	(1,007)	(0.6)%	173,523	173,418	173,323	(484)	(0.3)%
Diluted	172,841	173,848	(1,007)	(0.6)%	173,523	173,418	173,327	(486)	(0.3)%

N/M = Not meaningful.

Selected Quarterly Information

Associated Banc-Corp

(in thousands, except per share and full time equivalent employee data)	YTD 2012	YTD 2011	2nd Qtr 2012	1st Qtr 2012	4th Qtr 2011	3rd Qtr 2011	2nd Qtr 2011
Summary of Operations
Net interest income	$308,935	$307,846	$154,267	$154,668	$151,825	$153,160	$154,123
Provision for loan losses	—	47,000	—	—	1,000	4,000	16,000
Asset gains (losses), net	(8,578)	(6,541)	(4,984)	(3,594)	(1,799)	(3,859)	(3,378)
Investment securities gains (losses), net	603	(58)	563	40	(310)	(744)	(36)
Noninterest income (excluding securities & asset gains)	162,372	139,190	80,372	82,000	73,641	73,599	65,000
Noninterest expense	335,792	318,716	166,030	169,762	172,327	159,480	155,717
Income before income taxes	127,540	74,721	64,188	63,352	50,030	58,676	43,992
Income tax expense	41,590	17,486	20,871	20,719	8,905	17,337	9,610
Net income	85,950	57,235	43,317	42,633	41,125	41,339	34,382
Net income available to common equity	83,350	41,010	42,017	41,333	39,825	34,034	25,570
Taxable equivalent adjustment	10,557	10,772	5,254	5,303	5,307	5,295	5,332

Per Common Share Data
Net income:
Basic	$0.48	$0.24	$0.24	$0.24	$0.23	$0.20	$0.15
Diluted	0.48	0.24	0.24	0.24	0.23	0.20	0.15
Dividends	0.10	0.02	0.05	0.05	0.01	0.01	0.01
Market Value:
High	$14.63	$15.36	$13.97	$14.63	$11.78	$14.17	$15.02
Low	11.43	13.06	11.76	11.43	9.15	8.95	13.06
Close	13.19	13.90	13.19	13.96	11.17	9.30	13.90
Book value	16.59	15.81	16.59	16.32	16.15	16.07	15.81
Tangible book value	11.07	10.33	11.07	10.87	10.68	10.59	10.33

Performance Ratios (annualized)
Earning assets yield	3.83%	4.00%	3.80%	3.85%	3.81%	3.88%	4.00%
Interest-bearing liabilities rate	0.68	0.90	0.65	0.70	0.78	0.83	0.91
Net interest margin	3.31	3.30	3.30	3.31	3.21	3.23	3.29
Return on average assets	0.80	0.54	0.80	0.79	0.75	0.75	0.64
Return on average equity	5.95	3.75	5.98	5.93	5.71	5.49	4.63
Return on average Tier 1 common equity (1)	9.25	4.92	9.26	9.23	8.96	7.83	6.07
Efficiency ratio (2)	69.69	69.62	69.21	70.16	74.67	68.73	69.38
Effective tax rate	32.61	23.40	32.52	32.70	17.80	29.55	21.84
Dividend payout ratio (3)	20.83	8.33	20.83	20.83	4.35	5.00	6.67

Average Balances
Assets	$21,671,870	$21,432,029	$21,684,600	$21,659,139	$21,755,870	$21,729,187	$21,526,155
Earning assets	19,378,888	19,364,948	19,386,046	19,371,729	19,506,627	19,530,007	19,431,292
Interest-bearing liabilities	14,921,209	15,085,468	14,922,006	14,920,413	15,095,689	15,215,517	15,261,514
Loans (4)	14,456,522	12,840,289	14,602,602	14,310,441	14,043,585	13,376,928	13,004,904
Deposits	15,025,625	14,148,618	15,050,684	15,000,567	14,893,469	14,405,311	14,052,689
Borrowed funds	3,585,023	4,160,335	3,566,346	3,603,700	3,857,252	4,227,319	4,434,500
Common stockholders’ equity	2,839,482	2,681,562	2,852,050	2,826,913	2,792,823	2,765,023	2,704,909
Stockholders’ equity	2,902,754	3,074,197	2,915,322	2,890,185	2,856,095	2,987,178	2,976,840
Common stockholders’ equity / assets	13.10%	12.51%	13.15%	13.05%	12.84%	12.72%	12.57%
Stockholders’ equity / assets	13.39%	14.34%	13.44%	13.34%	13.13%	13.75%	13.83%

At Period End
Assets			$22,081,100	$21,913,670	$21,924,217	$21,902,649	$22,048,475
Loans			14,698,902	14,253,725	14,031,071	13,503,507	13,089,589
Allowance for loan losses			332,658	356,298	378,151	399,723	425,961
Goodwill			929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights, net			47,488	50,001	48,152	47,370	53,093
Other intangible assets			17,324	18,373	19,422	20,600	21,779
Deposits			15,106,871	15,653,376	15,090,655	14,782,410	14,066,050
Borrowed funds			3,803,999	3,112,955	3,691,556	4,009,184	4,739,844
Stockholders’ equity			2,909,621	2,900,873	2,865,794	2,850,619	2,999,148
Stockholders’ equity / assets			13.18%	13.24%	13.07%	13.01%	13.60%
Tangible common equity / tangible assets (5)			8.99%	9.01%	8.84%	8.77%	8.49%
Tangible equity / tangible assets (6)			9.29%	9.32%	9.14%	9.07%	9.71%
Tier 1 common equity / risk-weighted assets (7)			12.04%	12.49%	12.24%	12.44%	12.61%
Tier 1 leverage ratio			9.95%	10.03%	9.81%	9.62%	10.46%
Tier 1 risk-based capital ratio			13.64%	14.33%	14.08%	14.35%	16.03%
Total risk-based capital ratio			15.08%	15.78%	15.53%	15.81%	17.50%
Shares outstanding, end of period			171,611	173,923	173,575	173,474	173,374

Selected trend information
Average full time equivalent employees			4,951	5,045	5,056	4,980	4,977
Trust assets under management, at market value			$5,900,000	$6,000,000	$5,600,000	$5,300,000	$5,700,000
Mortgage loans originated for sale during period			738,091	563,688	843,614	470,530	250,880
Mortgage portfolio serviced for others			7,511,000	7,284,000	7,321,000	7,281,000	7,367,000
Mortgage servicing rights, net / Portfolio serviced for others			0.63%	0.69%	0.66%	0.65%	0.72%

(1)	Return on average Tier 1 common equity = Net income available to common equity divided by average Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.

This is a non-GAAP financial measure.

(2)	Efficiency ratio = Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset sales gains, net.

This is a non-GAAP financial measure.

(3)	Ratio is based upon basic earnings per common share.
(4)	Loans held for sale have been included in the average balances.
(5)	Tangible common equity to tangible assets = Common stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets.

This is a non-GAAP financial measure.

(6)	Tangible equity to tangible assets = Stockholders’ equity excluding goodwill and other intangible assets divided by assets excluding goodwill and other intangible assets.

This is a non-GAAP financial measure.

(7)	Tier 1 common equity to risk-weighted assets = Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities divided by risk-weighted assets. This is a non-GAAP financial measure.

Selected Asset Quality Information

Associated Banc-Corp

(in thousands)	Jun 30, 2012	Mar 31, 2012	Jun 12 vs Mar 12 % Change	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Jun 12 vs Jun 11 % Change
Allowance for Loan Losses
Beginning balance	$356,298	$378,151	(5.8)%	$399,723	$425,961	$454,461	(21.6)%
Provision for loan losses	—	—	0.0%	1,000	4,000	16,000	(100.0)%
Charge offs	(30,340)	(31,259)	(2.9)%	(34,056)	(38,155)	(52,365)	(42.1)%
Recoveries	6,700	9,406	(28.8)%	11,484	7,917	7,865	(14.8)%

Net charge offs	(23,640)	(21,853)	8.2%	(22,572)	(30,238)	(44,500)	(46.9)%

Ending balance	$332,658	$356,298	(6.6)%	$378,151	$399,723	$425,961	(21.9)%

Reserve for losses on unfunded commitments	$18,900	$15,600	21.2%	$14,700	$14,900	$14,900	26.8%

	Jun 30, 2012	Mar 31, 2012	Jun 12 vs Mar 12 % Change	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Jun 12 vs Jun 11 % Change
Net Charge Offs
Commercial and industrial	$14,544	$3,872	N/M	$231	$3,741	$14,026	3.7%
Commercial real estate - owner occupied	1,164	415	180.5%	539	134	4,436	(73.8)%
Lease financing	—	(1,836)	(100.0)%	19	(1,889)	60	(100.0)%

Commercial and business lending	15,708	2,451	N/M	789	1,986	18,522	(15.2)%
Commercial real estate - investor	177	7,354	(97.6)%	2,394	10,472	4,941	(96.4)%
Real estate construction	558	230	142.6%	7,088	5,646	6,031	(90.7)%

Commercial real estate lending	735	7,584	(90.3)%	9,482	16,118	10,972	(93.3)%

Total commercial	16,443	10,035	63.9%	10,271	18,104	29,494	(44.2)%
Home equity	5,284	8,950	(41.0)%	8,113	8,736	8,251	(36.0)%
Installment	371	101	N/M	452	764	664	(44.1)%

Total retail	5,655	9,051	(37.5)%	8,565	9,500	8,915	(36.6)%
Residential mortgage	1,542	2,767	(44.3)%	3,736	2,634	6,091	(74.7)%

Total net charge offs	$23,640	$21,853	8.2%	$22,572	$30,238	$44,500	(46.9)%

	Jun 30, 2012	Mar 31, 2012		Dec 31, 2011	Sep 30, 2011	Jun 30, 2011
Net Charge Offs to Average Loans (in basis points) *
Commercial and industrial	151	42		3	46	180
Commercial real estate - owner occupied	43	16		20	5	174
Lease financing	—	N/M		14	N/M	44

Commercial and business lending	126	20		7	18	177
Commercial real estate - investor	3	113		38	169	83
Real estate construction	40	16		N/M	N/M	N/M

Commercial real estate lending	9	96		122	213	151

Total commercial	79	50		53	98	166
Home equity	86	144		127	134	127
Installment	28	7		32	52	42

Total retail	76	119		110	119	111
Residential mortgage	19	34		46	36	92

Total net charge offs	65	61		64	90	137

	Jun 30, 2012	Mar 31, 2012	Jun 12 vs Mar 12 % Change	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Jun 12 vs Jun 11 % Change
Credit Quality
Nonaccrual loans	$317,872	$327,085	(2.8)%	$356,772	$403,392	$467,611	(32.0)%
Other real estate owned (OREO)	40,029	34,425	16.3%	41,571	42,076	45,712	(12.4)%

Total nonperforming assets	$357,901	$361,510	(1.0)%	$398,343	$445,468	$513,323	(30.3)%

Loans 90 or more days past due and still accruing	5,224	2,497	109.2%	4,925	1,220	12,123	(56.9)%
Restructured loans (accruing)	122,229	120,719	1.3%	113,164	113,083	100,343	21.8%
Allowance for loan losses / loans	2.26%	2.50%		2.70%	2.96%	3.25%
Allowance for loan losses / nonaccrual loans	104.65	108.93		105.99	99.09	91.09
Nonaccrual loans / total loans	2.16	2.29		2.54	2.99	3.57
Nonperforming assets / total loans plus OREO	2.43	2.53		2.83	3.29	3.91
Nonperforming assets / total assets	1.62	1.65		1.82	2.03	2.33
Net charge offs / average loans (annualized)	0.65	0.61		0.64	0.90	1.37
Year-to-date net charge offs / average loans	0.63	0.61		1.13	1.32	1.54

Nonaccrual loans by type:
Commercial and industrial	$46,111	$50,641	(8.9)%	$56,075	$61,256	$71,183	(35.2)%
Commercial real estate - owner occupied	33,417	31,888	4.8%	35,718	47,202	59,725	(44.0)%
Lease financing	8,260	9,040	(8.6)%	10,644	11,667	12,898	(36.0)%

Commercial and business lending	87,788	91,569	(4.1)%	102,437	120,125	143,806	(39.0)%
Commercial real estate - investor	88,806	89,030	(0.3)%	99,352	97,691	133,770	(33.6)%
Real estate construction	36,403	36,471	(0.2)%	41,806	72,300	72,782	(50.0)%

Commercial real estate lending	125,209	125,501	(0.2)%	141,158	169,991	206,552	(39.4)%

Total commercial	212,997	217,070	(1.9)%	243,595	290,116	350,358	(39.2)%
Home equity	41,536	44,628	(6.9)%	46,907	46,119	46,777	(11.2)%
Installment	3,047	2,627	16.0%	2,715	3,195	3,724	(18.2)%

Total retail	44,583	47,255	(5.7)%	49,622	49,314	50,501	(11.7)%
Residential mortgage	60,292	62,760	(3.9)%	63,555	63,962	66,752	(9.7)%

Total nonaccrual loans	$317,872	$327,085	(2.8)%	$356,772	$403,392	$467,611	(32.0)%

*	Annualized.

N/M = Not meaningful.

Selected Asset Quality Information (continued)

Associated Banc-Corp

(in thousands)	Jun 30, 2012	Mar 31, 2012	Jun 12 vs Mar 12 % Change	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Jun 12 vs Jun 11 % Change
Restructured loans (accruing)
Commercial and industrial	$28,399	$25,622	10.8%	$22,552	$23,020	$22,760	24.8%
Commercial real estate - owner occupied	7,115	6,926	2.7%	8,138	5,439	1,579	N/M
Lease financing	—	—	0.0%	—	—	—	0.0%

Commercial and business lending	35,514	32,548	9.1%	30,690	28,459	24,339	45.9%
Commercial real estate - investor	49,325	45,845	7.6%	43,417	43,453	34,612	42.5%
Real estate construction	5,838	11,770	(50.4)%	10,977	10,707	10,706	(45.5)%

Commercial real estate lending	55,163	57,615	(4.3)%	54,394	54,160	45,318	21.7%

Total commercial	90,677	90,163	0.6%	85,084	82,619	69,657	30.2%
Home equity	9,471	9,092	4.2%	8,950	10,556	11,453	(17.3)%
Installment	779	999	(22.0)%	1,015	965	1,017	(23.4)%

Total retail	10,250	10,091	1.6%	9,965	11,521	12,470	(17.8)%
Residential mortgage	21,302	20,465	4.1%	18,115	18,943	18,216	16.9%

Total restructured loans (accruing)	$122,229	$120,719	1.3%	$113,164	$113,083	$100,343	21.8%

Restructured loans in nonaccrual loans (not included above)	$86,395	$79,946	8.1%	$87,493	$80,063	$71,084	21.5%

	Jun 30, 2012	Mar 31, 2012	Jun 12 vs Mar 12 % Change	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Jun 12 vs Jun 11 % Change
Loans Past Due 30-89 Days
Commercial and industrial	$4,465	$12,643	(64.7)%	$8,743	$6,255	$7,581	(41.1)%
Commercial real estate - owner occupied	2,125	7,532	(71.8)%	7,092	29,409	33,753	(93.7)%
Lease financing	39	40	(2.5)%	104	507	79	(50.6)%

Commercial and business lending	6,629	20,215	(67.2)%	15,939	36,171	41,413	(84.0)%
Commercial real estate - investor	12,854	8,313	54.6%	4,970	70,136	27,487	(53.2)%
Real estate construction	1,618	1,736	(6.8)%	996	5,493	13,217	(87.8)%

Commercial real estate lending	14,472	10,049	44.0%	5,966	75,629	40,704	(64.4)%

Total commercial	21,101	30,264	(30.3)%	21,905	111,800	82,117	(74.3)%
Home equity	15,302	18,007	(15.0)%	12,189	18,165	14,818	3.3%
Installment	1,558	2,813	(44.6)%	2,592	1,956	3,851	(59.5)%

Total retail	16,860	20,820	(19.0)%	14,781	20,121	18,669	(9.7)%
Residential mortgage	9,836	10,114	(2.7)%	7,224	12,114	12,573	(21.8)%

Total loans past due 30-89 days	$47,797	$61,198	(21.9)%	$43,910	$144,035	$113,359	(57.8)%

	Jun 30, 2012	Mar 31, 2012	Jun 12 vs Mar 12 % Change	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Jun 12 vs Jun 11 % Change
Potential Problem Loans
Commercial and industrial	$121,764	$157,778	(22.8)%	$153,306	$207,351	$229,407	(46.9)%
Commercial real estate - owner occupied	108,508	112,673	(3.7)%	136,366	140,406	145,622	(25.5)%
Lease financing	324	487	(33.5)%	158	507	1,399	(76.8)%

Commercial and business lending	230,596	270,938	(14.9)%	289,830	348,264	376,428	(38.7)%

Commercial real estate - investor	142,453	167,339	(14.9)%	230,206	252,331	236,434	(39.7)%
Real estate construction	23,905	27,654	(13.6)%	27,649	37,155	63,186	(62.2)%

Commercial real estate lending	166,358	194,993	(14.7)%	257,855	289,486	299,620	(44.5)%

Total commercial	396,954	465,931	(14.8)%	547,685	637,750	676,048	(41.3)%
Home equity	4,173	4,441	(6.0)%	5,451	4,975	4,515	(7.6)%
Installment	127	142	(10.6)%	233	272	216	(41.2)%

Total retail	4,300	4,583	(6.2)%	5,684	5,247	4,731	(9.1)%
Residential mortgage	8,658	9,580	(9.6)%	13,037	16,550	18,575	(53.4)%

Total potential problem loans	$409,912	$480,094	(14.6)%	$566,406	$659,547	$699,354	(41.4)%

N/M - Not meaningful.

Net Interest Income Analysis - Taxable Equivalent Basis

Associated Banc-Corp

	Six months ended June 30, 2012			Six months ended June 30, 2011
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$4,922,827	$97,569	3.98%	$4,115,687	$88,817	4.35%
Commercial real estate lending	3,253,668	69,345	4.28	2,896,320	64,749	4.50

Total commercial	8,176,495	166,914	4.10	$7,012,007	$153,566	4.41
Residential mortgage	3,256,480	61,230	3.76	2,592,749	55,179	4.26
Retail	3,023,547	69,979	4.65	3,235,533	80,025	4.97

Total loans	14,456,522	298,123	4.14	12,840,289	288,770	4.52
Investment securities	4,507,200	69,083	3.07	5,773,545	94,351	3.27
Other short-term investments	415,166	2,509	1.21	751,114	2,896	0.77

Investments and other	4,922,366	71,592	2.91	6,524,659	97,247	2.98

Total earning assets	19,378,888	369,715	3.83	19,364,948	386,017	4.00
Other assets, net	2,292,982			2,067,081

Total assets	$21,671,870			$21,432,029

Interest-bearing liabilities:
Savings deposits	$1,069,499	$396	0.07%	$958,629	$571	0.12%
Interest-bearing demand deposits	2,109,947	1,861	0.18	1,788,112	1,369	0.15
Money market deposits	5,774,305	7,302	0.25	5,093,854	8,894	0.35
Time deposits	2,382,435	13,030	1.10	3,084,538	24,316	1.59

Total interest-bearing deposits	11,336,186	22,589	0.40	10,925,133	35,150	0.65
Federal funds purchased and securities sold under agreements to repurchase	1,228,842	1,379	0.23	1,815,669	3,109	0.35
Other short-term borrowed funds	1,181,692	2,253	0.38	919,324	4,107	0.90
Junior subordinated debentures	213,323	7,345	6.89	215,380	7,399	6.87
Other long-term borrowed funds	961,166	16,657	3.47	1,209,962	17,634	2.92

Total borrowed funds	3,585,023	27,634	1.54	4,160,335	32,249	1.56

Total interest-bearing liabilities	14,921,209	50,223	0.68	15,085,468	67,399	0.90
Noninterest-bearing demand deposits	3,689,439			3,223,485
Other liabilities	158,468			48,879
Stockholders’ equity	2,902,754			3,074,197

Total liabilities and stockholders’ equity	$21,671,870			$21,432,029

Net interest income and rate spread (1)		$319,492	3.15%		$318,618	3.10%

Net interest margin (1)			3.31%			3.30%
Taxable equivalent adjustment		$10,557			$10,772

Net Interest Income Analysis - Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended June 30, 2012			Three months ended June 30, 2011
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,016,701	$48,584	3.89%	$4,207,786	$44,396	4.23%
Commercial real estate lending	3,320,186	34,843	4.22	2,907,144	32,726	4.51

Total commercial	8,336,887	83,427	4.02	$7,114,930	$77,122	4.35
Residential mortgage	3,273,873	30,266	3.70	2,657,740	28,032	4.22
Retail	2,991,842	34,468	4.63	3,232,234	40,033	4.96

Total loans	14,602,602	148,161	4.07	13,004,904	145,187	4.47
Investment securities	4,402,800	34,416	3.13	5,689,728	47,359	3.33
Other short-term investments	380,644	1,262	1.33	736,660	1,437	0.78

Investments and other	4,783,444	35,678	2.98	6,426,388	48,796	3.04

Total earning assets	19,386,046	183,839	3.80	19,431,292	193,983	4.00
Other assets, net	2,298,554			2,094,863

Total assets	$21,684,600			$21,526,155

Interest-bearing liabilities:
Savings deposits	$1,109,609	$211	0.08%	$999,748	$308	0.12%
Interest-bearing demand deposits	2,105,440	917	0.18	1,811,525	738	0.16
Money market deposits	5,860,043	3,744	0.26	5,039,056	4,206	0.33
Time deposits	2,280,568	5,681	1.00	2,976,685	11,649	1.57

Total interest-bearing deposits	11,355,660	10,553	0.37	10,827,014	16,901	0.63
Federal funds purchased and securities sold under agreements to repurchase	1,114,964	612	0.22	1,920,877	1,600	0.33
Other short-term borrowed funds	1,279,319	1,197	0.38	1,029,483	2,036	0.79
Junior subordinated debentures	211,038	3,627	6.87	215,771	3,700	6.86
Other long-term borrowed funds	961,025	8,329	3.47	1,268,369	10,291	3.25

Total borrowed funds	3,566,346	13,765	1.55	4,434,500	17,627	1.59

Total interest-bearing liabilities	14,922,006	24,318	0.65	15,261,514	34,528	0.91
Noninterest-bearing demand deposits	3,695,024			3,225,675
Other liabilities	152,248			62,126
Stockholders’ equity	2,915,322			2,976,840

Total liabilities and stockholders’ equity	$21,684,600			$21,526,155

Net interest income and rate spread (1)		$159,521	3.15%		$159,455	3.09%

Net interest margin (1)			3.30%			3.29%
Taxable equivalent adjustment		$5,254			$5,332

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Net Interest Income Analysis - Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended June 30, 2012			Three months ended March 31, 2012
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,016,701	$48,584	3.89%	$4,828,953	$48,985	4.08%
Commercial real estate lending	3,320,186	34,843	4.22	3,187,150	34,502	4.35

Total commercial	8,336,887	83,427	4.02	$8,016,103	$83,487	4.19
Residential mortgage	3,273,873	30,266	3.70	3,239,087	30,964	3.83
Retail	2,991,842	34,468	4.63	3,055,251	35,511	4.67

Total loans	14,602,602	148,161	4.07	14,310,441	149,962	4.21
Investment securities	4,402,800	34,416	3.13	4,611,600	34,667	3.01
Other short-term investments	380,644	1,262	1.33	449,688	1,247	1.11

Investments and other	4,783,444	35,678	2.98	5,061,288	35,914	2.84

Total earning assets	19,386,046	183,839	3.80	19,371,729	185,876	3.85
Other assets, net	2,298,554			2,287,410

Total assets	$21,684,600			$21,659,139

Interest-bearing liabilities:
Savings deposits	$1,109,609	$211	0.08%	$1,029,390	$185	0.07%
Interest-bearing demand deposits	2,105,440	917	0.18	2,114,454	944	0.18
Money market deposits	5,860,043	3,744	0.26	5,688,567	3,558	0.25
Time deposits	2,280,568	5,681	1.00	2,484,302	7,349	1.19

Total interest-bearing deposits	11,355,660	10,553	0.37	11,316,713	12,036	0.43
Federal funds purchased and securities sold under agreements to repurchase	1,114,964	612	0.22	1,342,720	767	0.23
Other short-term borrowed funds	1,279,319	1,197	0.38	1,084,066	1,056	0.39
Junior subordinated debentures	211,038	3,627	6.87	215,607	3,718	6.90
Other long-term borrowed funds	961,025	8,329	3.47	961,307	8,328	3.47

Total borrowed funds	3,566,346	13,765	1.55	3,603,700	13,869	1.54

Total interest-bearing liabilities	14,922,006	24,318	0.65	14,920,413	25,905	0.70
Noninterest-bearing demand deposits	3,695,024			3,683,854
Other liabilities	152,248			164,687
Stockholders’ equity	2,915,322			2,890,185

Total liabilities and stockholders’ equity	$21,684,600			$21,659,139

Net interest income and rate spread (1)		$159,521	3.15%		$159,971	3.15%

Net interest margin (1)			3.30%			3.31%
Taxable equivalent adjustment		$5,254			$5,303

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Financial Summary and Comparison

Associated Banc-Corp

	Jun 30, 2012	Mar 31, 2012	Jun 12 vs Mar 12 % Change	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Jun 12 vs Jun 11 % Change
Period End Loan Composition
Commercial and industrial	$4,076,370	$3,719,016	9.6%	$3,724,736	$3,360,502	$3,202,301	27.3%
Commercial real estate - owner occupied	1,116,815	1,074,755	3.9%	1,086,829	1,068,616	1,030,060	8.4%
Lease financing	62,750	61,208	2.5%	58,194	54,849	54,001	16.2%

Commercial and business lending	5,255,935	4,854,979	8.3%	4,869,759	4,483,967	4,286,362	22.6%
Commercial real estate - investor	2,810,521	2,664,251	5.5%	2,563,767	2,481,411	2,393,626	17.4%
Real estate construction	612,556	565,953	8.2%	584,046	554,024	533,804	14.8%

Commercial real estate lending	3,423,077	3,230,204	6.0%	3,147,813	3,035,435	2,927,430	16.9%

Total commercial	8,679,012	8,085,183	7.3%	8,017,572	7,519,402	7,213,792	20.3%
Home equity	2,429,594	2,501,770	(2.9)%	2,504,704	2,571,404	2,594,029	(6.3)%
Installment	510,831	537,628	(5.0)%	557,782	572,243	589,714	(13.4)%

Total retail	2,940,425	3,039,398	(3.3)%	3,062,486	3,143,647	3,183,743	(7.6)%
Residential mortgage	3,079,465	3,129,144	(1.6)%	2,951,013	2,840,458	2,692,054	14.4%

Total loans	$14,698,902	$14,253,725	3.1%	$14,031,071	$13,503,507	$13,089,589	12.3%

	Jun 30, 2012	Mar 31, 2012	Jun 12 vs Mar 12 % Change	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Jun 12 vs Jun 11 % Change
Period End Deposit and Customer Funding Composition
Noninterest-bearing demand	$3,874,429	$3,989,156	(2.9)%	$3,928,792	$3,711,570	$3,218,722	20.4%
Savings	1,117,593	1,098,975	1.7%	986,766	1,013,195	1,007,337	10.9%
Interest-bearing demand	2,078,037	2,040,900	1.8%	2,297,454	2,071,627	1,931,519	7.6%
Money market	5,822,449	6,176,981	(5.7)%	5,150,275	5,205,401	4,982,492	16.9%
Brokered CDs	41,104	46,493	(11.6)%	202,948	203,827	316,670	(87.0)%
Other time	2,173,259	2,300,871	(5.5)%	2,524,420	2,576,790	2,609,310	(16.7)%

Total deposits	15,106,871	15,653,376	(3.5)%	15,090,655	14,782,410	14,066,050	7.4%
Customer repo sweeps	592,203	635,697	(6.8)%	664,624	871,619	930,101	(36.3)%
Customer repo term	619,897	509,332	21.7%	695,131	1,141,450	1,147,938	(46.0)%

Total customer funding	1,212,100	1,145,029	5.9%	1,359,755	2,013,069	2,078,039	(41.7)%

Total deposits and customer funding	$16,318,971	$16,798,405	(2.9)%	$16,450,410	$16,795,479	$16,144,089	1.1%

Network transaction deposits included above in interest-bearing demand and money market	1,234,010	1,171,679	5.3%	875,052	875,630	824,003	49.8%
Brokered CDs	41,104	46,493	(11.6)%	202,948	203,827	316,670	(87.0)%

Total network and brokered funding	1,275,114	1,218,172	4.7%	1,078,000	1,079,457	1,140,673	11.8%

Net customer deposits and funding (4)	15,043,857	15,580,233	(3.4)%	15,372,410	15,716,022	15,003,416	0.3%

(4)	Total deposits and customer funding excluding total network and brokered funding.